UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2022

Hercules Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 289-3060

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HTGC	New York Stock Exchange
6.25% Notes due 2033	HCXY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 1, 2022, Christian Follmann was promoted to Chief Operating Officer of Hercules Capital, Inc. (the “Company”), effective immediately. Mr. Follmann, age 39, will serve as the principal operating officer for the Company. He first joined the Company as an analyst intern in the Palo Alto office in July 2006 and was promoted to the role of associate in December 2009 and then director of investment analysis and strategy in August 2011. He was most recently promoted to Senior Director of Operations and Strategic Projects in 2016. Mr. Follmann graduated from Northeastern University and Reutlingen University in Germany, receiving a Bachelor of Science in International Business from each institution.

There are no arrangements or understandings between Mr. Follmann and any other persons pursuant to which Mr. Follmann was selected as an officer of the Company. There are also no family relationships between Mr. Follmann and any director or executive officer of the Company. Mr. Follmann does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01. Other Events

On February 1, 2022, the Company issued a press release announcing the promotion of Mr. Follmann to Chief Operating Officer, the promotion of Charlie Vandis to Chief Credit Officer, and the appointment of Kiersten Zaza Botelho as General Counsel and Chief Compliance Officer of the Company. The text of the press release is included as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit

99.1	Press Release dated February 1, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.

February 1, 2022

	By:	/s/ Kiersten Zaza Botelho
Kiersten Zaza Botelho
General Counsel and Chief Compliance Officer